SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                       ____________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 27, 1999



                EXCHANGE NATIONAL BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)


     MISSOURI                0-23636                 43-1626350
(State or other     (Commission File Number)        (IRS Employer
jurisdiction                                      Identification No.
of incorporation)


132 East High Street, Jefferson City, MO             65101
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (573) 761-6165



                               None
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On October 27, 1999, Exchange National Bancshares, Inc. ("Exchange") entered into an Agreement and Plan of Merger (the "Merger Agreement") with CNS Bancorp, Inc. ("CNS"). The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement provides that CNS will be merged with and into a wholly-owned subsidiary of Exchange, with Exchange's subsidiary being the surviving entity (the "Merger"). Immediately following the consummation of the Merger, City National Savings Bank, FSB, a federally chartered savings bank and wholly-owned subsidiary of CNS, will merge with and into The Exchange National Bank of Jefferson City, a national bank and wholly-owned subsidiary of Exchange.

     Pursuant to the terms of the Merger Agreement, each share of CNS common stock, par value $.01 per share, issued and outstanding at the Effective Time of the Merger, shall become and be converted into the right to receive $8.80 in cash and 0.15 of a share of Exchange common stock, par value $1.00 per share. The cash portion of the merger consideration is subject to downward adjustment if the adjusted new worth of CNS falls below $20.95 million.

     Consummation of the Merger is subject to various conditions, including the approval of the shareholders of CNS and the receipt of all requisite regulatory approvals.

     The joint press release issued by Exchange and CNS with respect to the Merger is filed herewith as Exhibit 99.1.

     The summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document filed as an exhibit herewith and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBIT NO.         DESCRIPTION

     Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1999, by and among Exchange National Bancshares, Inc., ENB Holdings, Inc. and CNS Bancorp, Inc.

     Exhibit 99.1        Joint Press Release issued by CNS
                         Bancorp, Inc. and Exchange National
                         Bancshares, Inc. on October 27, 1999.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 29, 1999
                                EXCHANGE NATIONAL BANCSHARES, INC.


                                By:  /s/ Donald L. Campbell
                                         Donald L. Campbell,
                                         Chairman of the Board
                                           and President

                          EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1999, by and among Exchange
                    National Bancshares, Inc., ENB Holdings, Inc.
                    and CNS Bancorp, Inc.

Exhibit 99.1        Joint Press Release issued by CNS Bancorp,
                    Inc. and Exchange National Bancshares, Inc.
                    on October 27, 1999.